LORD ABBETT TRUST I

Lord Abbett Diversification Shares: Core Plus Completion Fund

Supplement dated June 18, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

December 1, 2025, as revised January 30, 2026

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 10 of the summary prospectus and on page 20 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2024
Andrew H. O’Brien, Partner and Portfolio Manager	2024
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2024
Leah G. Traub, Partner and Portfolio Manager	2024
Adam C. Castle, Partner and Head of Securitized Credit	2024
Karen J. Gunnerson, Senior Managing Direct and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

The following paragraph replaces the sixth paragraph under “Management and Organization of the Funds” beginning on page 46 of the statutory prospectus:

LADS: Core Plus Completion Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Messrs. O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2004, 2015, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “LADS: Core Plus Completion Fund” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
LADS: Core Plus Completion Fund
Robert A. Lee	18	99,694.57	11	11,608.18	1,168	6,134.26
Andrew H. O’Brien	15	99,018.84	8	11,497.95	22	3,393.31
Steven F. Rocco	20	102,937.28	13	11,314.44	10	3,753.41
Leah G. Traub	6	13,640.35	2	1,480.08	585	238.61
Adam C. Castle	13	75,428.39	7	10,989.33	0	0
Karen J. Gunnerson	5	12,874.58	3	2,420.82	0	0
Yoana N. Koleva	12	78,246.38	1	2,078.17	1	83.13

The following rows replace the applicable rows of the corresponding table under the heading “LADS: Core Plus Completion Fund” in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-2 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
LADS: Core Plus Completion Fund[1]
Robert A. Lee	N/A
Andrew H. O’Brien	N/A
Steven F. Rocco	N/A
Leah G. Traub	N/A
Adam C. Castle	N/A
Karen J. Gunnerson	N/A
Yoana N. Koleva	N/A

1 The aggregate dollar range of securities beneficially owned by each Fund’s portfolio managers will be reported in a future filing.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.